Exhibit 99.1

Revlon Unveils a New Structure Designed to Drive Global Growth

NEW YORK--(BUSINESS WIRE)--January 17, 2017--Revlon, Inc. (NYSE:REV) unveiled today a new organization structure designed to enable the company to meet its long-term growth aspirations and more effectively compete in the dynamic and rapidly growing, global beauty industry. With the successful acquisition of Elizabeth Arden in September 2016, the $3 billion combined beauty company has a diverse portfolio of iconic brands with product offerings in color cosmetics, skincare, fragrance, hair color and hair care, beauty tools, men’s grooming products, anti-perspirant deodorants and other beauty care products, sold in approximately 150 countries through a variety of distribution channels.

The Company will organize to a new brand-centric structure, built around four global brand teams, Revlon, Elizabeth Arden, Fragrances and Portfolio Brands, designed to optimize and focus on building brand equity and delighting and winning with beauty consumers.

To ensure that the organization also benefits from its broad commercial expertise and continues to develop strategic customer relationships, a new customer-facing regional structure will optimize global sales and brand presence behind five regions in North America; Europe, Middle East & Africa; Asia; Latin America, which includes Mexico; and Pacific, which includes Australia and New Zealand.

In order to better support the new brand-centric and regional structures, the enabling functions, including Finance, Human Resources, Supply Chain, Research & Development, Legal, and Communications & Corporate Social Responsibility, will also reorganize their departments.

“This new brand-centric structure enables us to leverage the strength of our iconic brands, better focus on and serve beauty consumers, and quickly adapt to their changing behaviors and preferences,” said Mr. Fabian Garcia, President & CEO of Revlon. “Aligned with our strategy, the new brand-centric structure better positions us to grow and win across categories, channels and geographies by delivering consistent, seamless and exceptional brand experiences, wherever and however our consumers shop for beauty,” he added.

The new organization design enables the Company to continue to build on its strategy for growth, streamlines and simplifies the ways of working and assembles an experienced, passionate and talented leadership team that will help realize the combined organization’s vision and growth ambitions.

About Revlon, Inc.

Revlon has developed a long-standing reputation as a color authority and beauty trendsetter in the world of color cosmetics and hair care. Since its breakthrough launch of the first opaque nail enamel in 1932, Revlon has provided consumers with high quality product innovation, performance and sophisticated glamour. In 2016, Revlon acquired the iconic Elizabeth Arden® portfolio of brands, including its leading designer, heritage and celebrity fragrances. Today, the Revlon Beauty’s Group’s diversified portfolio of brands is sold in approximately 150 countries around the world in most retail distribution channels, including mass, salon and prestige. Revlon ranks among the top 20 global beauty companies, with product offerings in color cosmetics, skincare, hair color and care, beauty tools, men’s grooming products, anti-perspirant deodorants and other beauty care products fragrances under brands such as Revlon, Elizabeth Arden, Revlon ColorSilk, Revlon Professional, American Crew, Almay, Mitchum, Cutex, Elizabeth Taylor, Britney Spears, Juicy Couture, Curve, John Varvatos and Christina Aguilera. Please visit http://www.revlon.com for the latest news and information about Revlon and its brands.

Forward-Looking Statements

Statements made in this press release, which are not historical facts, are forward-looking and are provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date they are made and the Company undertakes no obligation to publicly update any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in general U.S. or international economic or industry conditions and/or conditions in the Company’s reportable segments; changes in estimates, expectations or assumptions; and/or other circumstances, conditions, developments and/or events arising after the issuance of this press release, except for the Company's ongoing obligations under the U.S. federal securities laws. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on preliminary or potentially inaccurate estimates and assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements in this press release. Such forward-looking statements include, among other things, the Company’s belief and expectations that: (i) its new organization structure is designed to enable the company to meet its long-term growth aspirations and more effectively compete in the dynamic and rapidly growing, global beauty industry; (ii) its new brand-centric structure is designed to optimize and focus on building brand equity and delighting and winning with beauty consumers; (iii) its new customer-facing regional structure will ensure that the organization also benefits from its broad commercial expertise, continues to develop strategic customer relationships and optimizes global sales and brand presence; (iv) this new brand-centric structure will enable the Company to leverage the strength of its iconic brands, better focus on and serve beauty consumers, quickly adapt to their changing behaviors and preferences and better position the Company to grow and win across categories, channels and geographies by delivering consistent, seamless and exceptional brand experiences, wherever and however the Company’s consumers shop for beauty; and (v) the new organization design will enable the Company to continue to build on its strategy for growth, streamline and simplify the ways of working and assembles an experienced, passionate and talented leadership team that will help realize the combined organization’s vision and growth ambitions. Actual results may differ materially from such forward-looking statements for a number of reasons, including as a result of the risks and other items described in Revlon’s filings with the SEC, including, without limitation, in Revlon’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any amendments thereto filed with the SEC during 2017 and 2016 (which may be viewed on the SEC’s website at http://www.sec.gov or on Revlon, Inc.’s website at http://www.revloninc.com). Additional important factors that could cause actual results to differ materially from those indicated by the Company’s forward-looking statements include risks and uncertainties relating to: (i) difficulties with, delays in and/or the Company’s inability to achieve its long-term growth aspirations, such as due to unanticipated circumstances or results affecting the Company's financial performance, including decreased consumer spending in response to weak economic conditions or weakness in the consumption of beauty care products; adverse changes in foreign currency exchange rates; decreased sales of the Company's products as a result of increased competitive activities by the Company's competitors and/or decreased performance by third party suppliers; changes in consumer preferences, such as reduced consumer demand for the Company's products or lower than expected customer and/or consumer acceptance of the Company’s existing or new products; lower than expected results from the Company’s advertising, promotional, pricing and/or marketing plans; higher than expected sales returns related to any reduction of space and/or inventory management by the Company's customers; changes in consumer purchasing habits, including with respect to retailer preferences and/or among sales channels; and/or higher than expected synergy and integration program costs and expenses related to the Elizabeth Arden acquisition; (ii) difficulties with, delays in and/or the Company’s inability to optimize and focus on building brand equity and delighting and winning with beauty consumers, including, without limitation, due to one or more the factors referred to in clause (i) immediately above; (iii) difficulties with, delays in and/or the Company’s inability to benefit from its broad commercial expertise, continue to develop strategic customer relationships and/or optimize global sales and brand presence, including, without limitation, due to one or more the factors referred to in clause (i) immediately above; (iv) difficulties with, delays in and/or the Company’s inability to leverage the strength of its iconic brands, serve its beauty consumers, quickly adapt to their changing behaviors and preferences, grow and win across categories, channels and geographies and/or deliver consistent, seamless and exceptional brand experiences, wherever and however the Company’s consumers shop for beauty, including, without limitation, due to one or more the factors referred to in clause (i) immediately above; and/or (v) difficulties with, delays in and/or the Company’s inability to continue to build on its strategy for growth, streamline and simplify the ways of working and/or assemble an experienced, passionate and talented leadership team that will help realize the combined organization’s vision and growth ambitions, including, without limitation, due to one or more the factors referred to in clause (i) immediately above. Factors other than those referred to above could also cause Revlon’s results to differ materially from expected results. Additionally, the business and financial materials and any other statement or disclosure on, or made available through, Revlon’s website or other websites referenced herein shall not be incorporated by reference into this press release.

CONTACT:
Revlon
Investor Relations:
Siobhan Anderson, 212-527-5230
or
Media Relations:
Pamela Alabaster, 212-527-5863